UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               ADYM W. RYGMYR
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MARCH 31

Date of reporting period:  MARCH 31, 2013



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING MARCH 31, 2013


[LOGO OF USAA]
   USAA(R)

                                  [GRAPHIC OF USAA TAX EXEMPT MONEY MARKET FUND]

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       ANNUAL REPORT
       USAA TAX EXEMPT MONEY MARKET FUND
       MARCH 31, 2013

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PRESIDENT'S MESSAGE

"INVESTORS' INCREASED RISK APPETITE HAS
BEEN DRIVEN, I BELIEVE, BY THEIR VIEWS             [PHOTO OF DANIEL S. McNAMARA]
ABOUT U.S. ECONOMIC GROWTH."

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MAY 2013

The strong performance of U.S. equities during the one-year reporting period has some observers proclaiming the beginning of a "great rotation." The powerful rally, they say, demonstrates that bonds are being abandoned as an asset class. I disagree. During the reporting period, U.S. Treasury yields actually fell and prices, which move in the opposite direction of yields, increased. For example, the 10-year U.S. Treasury yield began the reporting period at 2.18%, hit a low of 1.40% on July 24, 2012, and stood at 1.85% on March 31, 2013. However, U.S. Treasury yields, whether they rise or fall, paint an incomplete picture of conditions in the fixed-income market. The fixed-income market is large and diverse, comprising many types of bonds that tend to perform differently from each other. For example, during the reporting period, bond funds saw inflows, even as investors put money into equity funds.

That said, investors certainly had a preference for riskier asset classes. As the reporting period came to an end, the "fear index," better known as the "VIX" (a measure of market volatility), was at extremely low levels. Investors' increased risk appetite has been driven, I believe, by their views about U.S. economic growth. They are optimistic at best, complacent at worst. When the reporting period began in April 2012, the U.S. economic outlook -- including the jobs picture -- seemed to be improving. We were skeptical, largely because we believed that the data could have been temporarily influenced by the unusually mild winter. As it turned out, the warm weather had pulled demand (and employment gains) forward. The U.S. economy slowed during the spring and summer.

While it is too soon to tell, a similar pattern may be playing out in 2013. In the final months of the reporting period, the economic data was rather positive. However, after the reporting period ended, the U.S. Department

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of Labor announced in April that fewer-than-expected new jobs were created as of the end of March, which was the smallest gain in nine months. Meanwhile, the global economy is weak, Europe is in recession, and China's growth has slowed.

During the reporting period, the Federal Reserve (the Fed) expanded its liquidity measures, making open-ended commitments to purchase mortgage-backed securities and long-term U.S. Treasury securities every month. By the end of the reporting period, the Fed was pumping money into the U.S. economy at a rate of approximately $85 billion a month. The Fed has also held short-term interest rates near zero and is unlikely to raise rates in the near future. As a result, investors have been forced to seek higher yields by extending the maturity of their portfolios or by investing in riskier asset classes.

Against this backdrop, the tax-exempt bond market continued to record gains. I am also pleased to report that the USAA tax-exempt bond funds performed well. Our portfolio managers attempted to generate as much tax-exempt income as possible without taking undue risk. They were supported by our credit analysts, who helped identify, what we believe to be, attractive investment opportunities. In our opinion, municipal credit quality remains strong. A number of state and local governments still have budgetary challenges, but they continue to cut expenses and raise revenue to maintain fiscal balance. They also appear to be benefiting from improved economic conditions. We believe municipal bond investments continue to have a place in a diversified portfolio, primarily because of the tax-exempt income they provide.

On behalf of all of us here at USAA Asset Management Company, thank you for your continued confidence. We value the opportunity to help you with your investment needs.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Asset Management Company

Past performance is no guarantee of future results. o As interest rates rise, bond prices fall. o Rebalancing and diversification do not protect against losses or guarantee that an investor's goal will be met. o VIX is a trademark ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of the S&P 500 Index.

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TABLE OF CONTENTS

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FUND OBJECTIVE                                                                1

MANAGER'S COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           5

FINANCIAL INFORMATION

  Distributions to Shareholders                                              10

  Report of Independent Registered Public Accounting Firm                    11

  Portfolio of Investments                                                   12

  Notes to Portfolio of Investments                                          27

  Financial Statements                                                       28

  Notes to Financial Statements                                              31

EXPENSE EXAMPLE                                                              39

TRUSTEES' AND OFFICERS' INFORMATION                                          41

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2013, USAA. All rights reserved.

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FUND OBJECTIVE

THE USAA TAX EXEMPT MONEY MARKET FUND (THE FUND) PROVIDES INVESTORS WITH INTEREST INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX AND A FURTHER OBJECTIVE OF PRESERVING CAPITAL AND MAINTAINING LIQUIDITY.

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TYPES OF INVESTMENTS

The Fund invests primarily in high-quality tax-exempt securities with remaining maturities of 397 days or less. During normal market conditions, at least 80% of the Fund's net assets will consist of tax-exempt securities.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGER'S COMMENTARY ON THE FUND

DALE R. HOFFMANN
USAA Asset Management Company                        [PHOTO OF DALE R. HOFFMANN]

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o HOW DID THE USAA TAX EXEMPT MONEY MARKET FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    Yields on tax-exempt money market instruments stayed near all-time lows. During the reporting period, the Fund had a return of 0.01%, compared to an average return of 0.01% for the tax-exempt money market funds category, according to iMoneyNet, Inc.

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    During the autumn of 2012, market sentiment was dominated by uncertainty over the U.S. presidential race. Following the election, investors focused on "fiscal cliff" negotiations in Washington, D.C. Though Congress did not come to a permanent agreement, it did prevent a number of the scheduled tax hikes. Others, such as the end of the payroll tax holiday, an increase in the capital gains tax and higher taxes on dividends, took effect in January 2013. Congress postponed until March a decision on the sequester and then chose not to act, allowing the sequester's automatic federal spending cuts to take effect on March 1, 2013.

    Refer to page 6 for benchmark definition.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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2  | USAA TAX EXEMPT MONEY MARKET FUND

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    U.S. economic growth remained sluggish during the reporting period. The housing market continued to improve, which boosted home values. Although job growth was slow, the unemployment rate declined, reaching a four-year low during March 2013.

    The Federal Reserve (the Fed) held short-term interest rates at exceptionally low levels throughout the reporting period. In December 2012, the Fed revealed that it would link its interest rate policy to economic thresholds, announcing that it did not plan to raise interest rates until unemployment falls to 6.5% or inflation rises above 2.5%.

    The money market funds continued to provide extremely low absolute returns. However, investors continued to favor them for the safety and liquidity they provide. Issuers continued to take advantage of low interest rates and issued longer-term securities to fund their borrowing needs, which drove down the supply of short-term tax-exempt securities, particularly municipal variable-rate demand notes (VRDNs). During the reporting period, the SIFMA Municipal Swap Index, the index of seven-day VRDNs, moved in a narrow range. It began the reporting period at 0.19%, declining to a low of 0.08% on January 9, 2013, before ending the reporting period at 0.12%.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    We continued to focus the Fund's investments on VRDNs. The VRDNs owned by the Fund provide flexibility because we can sell them at par value (100% of face value) upon seven days' or less notice. They enhance the portfolio's liquidity and offer a degree of safety because many of these VRDNs are guaranteed by a bank letter of credit for the payment of both principal and interest.

    With short-term rates near zero, we sought higher yields in longer maturities. However, in the low interest rate environment, it was difficult to find attractive opportunities. We continued to rely on

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                                           MANAGER'S COMMENTARY ON THE FUND |  3

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    our credit analysts to help identify potential investments for the Fund. They also continued to analyze and monitor every holding in the portfolio to ensure an acceptable level of risk.

o   WHAT IS THE OUTLOOK?

    We believe the U.S. economy will remain on its slow-growth trajectory, though the sequester spending cuts could dampen economic growth in the months ahead. The recovery in the housing market should continue to gain momentum. The Fed has said it will keep short-term interest rates near zero until unemployment falls to 6.5%. In our opinion, the unemployment rate is likely to remain above that level for some time. As a result, we do not expect the Fed to raise rates in the near future. Shareholders should therefore expect little change in the Fund's yield. Once interest rates start to rise, we will seek opportunities to invest at higher yields. Until then, we will concentrate on safety and liquidity, while striving to maximize the tax-exempt income you receive from the Fund. As always, we will avoid issues subject to the alternative minimum tax for individuals.

    Thank you for allowing us to help you with your investment needs.

    As interest rates rise, existing bond prices fall. o The SIFMA Municipal Swap Index, produced by Municipal Market Data, is a seven-day high-grade market index comprised of tax-exempt variable-rate demand obligations from Municipal Market Data's extensive database. o Variable-rate demand notes (VRDNs) are securities which the interest rate is reset periodically; typically weekly, although reset intervals may vary. o Investing in securities products involves risk, including possible loss of principal. o Some income may be subject to state or local taxes but not the alternative minimum tax.

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4  | USAA TAX EXEMPT MONEY MARKET FUND

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INVESTMENT OVERVIEW

USAA TAX EXEMPT MONEY MARKET FUND (Ticker Symbol: USEXX)

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                                                    3/31/13            3/31/12
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Net Assets                                      $2,683.4 Million   $2,640.4 Million
Net Asset Value Per Share                            $1.00              $1.00
Dollar-Weighted Average
Portfolio Maturity(+)                               37 Days            28 Days

(+) Dollar-weighted average portfolio maturity is obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.


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                     AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/13
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   1 Year                            5 Years                            10 Years

    0.01%                             0.50%                               1.29%


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                             7-DAY YIELD AS OF 3/31/13
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    Subsidized            0.01%                   Unsubsidized            -0.26%

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                            EXPENSE RATIO AS OF 3/31/12*
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                                        0.57%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2012, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

Total return equals income return and assumes reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Yields and returns fluctuate. The seven-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.

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                                                        INVESTMENT OVERVIEW |  5

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                           o 7-DAY YIELD COMPARISON o

                        [CHART OF 7-DAY YIELD COMPARISON]

                                  IMONEYNET                       USAA TAX EXEMPT
                                   AVERAGE                       MONEY MARKET FUND
 3/26/2012                          0.01%                              0.01%
 4/30/2012                          0.02                               0.01
 5/29/2012                          0.01                               0.01
 6/25/2012                          0.01                               0.01
 7/30/2012                          0.01                               0.01
 8/27/2012                          0.01                               0.01
 9/24/2012                          0.01                               0.01
10/29/2012                          0.01                               0.01
11/26/2012                          0.01                               0.01
12/31/2012                          0.01                               0.01
 1/28/2013                          0.01                               0.01
 2/25/2013                          0.01                               0.01
 3/25/2013                          0.01                               0.01

                                   [END CHART]

       Data represent the last Monday of each month. Ending date 3/25/13.

The graph tracks the USAA Tax Exempt Money Market Fund's seven-day yield against iMoneyNet, Inc. tax-free national retail money funds, an average of money market fund yields. iMoneyNet, Inc. is an organization that tracks the performance of money market funds.

Past performance is no guarantee of future results.

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6  | USAA TAX EXEMPT MONEY MARKET FUND

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                             o  TOP 10 INDUSTRIES o
                                  AS OF 3/31/13
                                (% of Net Assets)

General Obligation ......................................................  18.2%
Education ...............................................................  12.8%
Hospital ................................................................  10.2%
Electric Utilities ......................................................   9.3%
Nursing/CCRC ............................................................   8.1%
Community Service .......................................................   6.9%
Special Assessment/Tax/Fee ..............................................   5.0%
Agricultural Products ...................................................   4.0%
Buildings ...............................................................   3.8%
Municipal Finance .......................................................   3.6%

You will find a complete list of securities that the Fund owns on pages 15-26.

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                                                        INVESTMENT OVERVIEW |  7

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                         o PORTFOLIO MIX -- 3/31/13 o

                          [PIE CHART OF PORTFOLIO MIX]

VARIABLE-RATE DEMAND NOTES                                                 77.5%
FIXED-RATE INSTRUMENTS                                                     17.3%
PUT BONDS                                                                   4.9%
ADJUSTABLE-RATE NOTES                                                       0.5%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

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8  | USAA TAX EXEMPT MONEY MARKET FUND

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                      o CUMULATIVE PERFORMANCE OF $10,000 o

                        [CHART OF CUMULATIVE PERFORMANCE]

                                                              USAA TAX EXEMPT
                                                             MONEY MARKET FUND
03/31/03                                                        $10,000.00
04/30/03                                                         10,007.72
05/31/03                                                         10,016.08
06/30/03                                                         10,022.32
07/31/03                                                         10,027.04
08/31/03                                                         10,031.88
09/30/03                                                         10,037.11
10/31/03                                                         10,043.24
11/30/03                                                         10,049.10
12/31/03                                                         10,055.65
01/31/04                                                         10,061.21
02/29/04                                                         10,065.83
03/31/04                                                         10,071.00
04/30/04                                                         10,077.12
05/31/04                                                         10,082.68
06/30/04                                                         10,088.44
07/31/04                                                         10,094.48
08/31/04                                                         10,101.21
09/30/04                                                         10,109.51
10/31/04                                                         10,120.43
11/30/04                                                         10,130.93
12/31/04                                                         10,142.81
01/31/05                                                         10,153.84
02/28/05                                                         10,165.63
03/31/05                                                         10,178.91
04/30/05                                                         10,196.72
05/31/05                                                         10,217.20
06/30/05                                                         10,234.29
07/31/05                                                         10,250.79
08/31/05                                                         10,268.60
09/30/05                                                         10,288.12
10/31/05                                                         10,306.74
11/30/05                                                         10,327.81
12/31/05                                                         10,353.11
01/31/06                                                         10,374.49
02/28/06                                                         10,395.82
03/31/06                                                         10,420.87
04/30/06                                                         10,444.92
05/31/06                                                         10,472.33
06/30/06                                                         10,501.98
07/31/06                                                         10,528.33
08/31/06                                                         10,555.93
09/30/06                                                         10,583.94
10/31/06                                                         10,610.93
11/30/06                                                         10,638.40
12/31/06                                                         10,669.46
01/31/07                                                         10,696.27
02/28/07                                                         10,722.54
03/31/07                                                         10,752.15
04/30/07                                                         10,780.61
05/31/07                                                         10,812.35
06/30/07                                                         10,842.75
07/31/07                                                         10,871.46
08/31/07                                                         10,904.95
09/30/07                                                         10,932.52
10/31/07                                                         10,961.92
11/30/07                                                         10,991.85
12/31/07                                                         11,019.34
01/31/08                                                         11,044.59
02/29/08                                                         11,066.17
03/31/08                                                         11,091.78
04/30/08                                                         11,113.02
05/31/08                                                         11,135.91
06/30/08                                                         11,153.75
07/31/08                                                         11,170.79
08/31/08                                                         11,189.24
09/30/08                                                         11,220.82
10/31/08                                                         11,256.76
11/30/08                                                         11,270.32
12/31/08                                                         11,283.76
01/31/09                                                         11,291.79
02/28/09                                                         11,298.90
03/31/09                                                         11,307.35
04/30/09                                                         11,316.10
05/31/09                                                         11,326.34
06/30/09                                                         11,335.26
07/31/09                                                         11,343.95
08/31/09                                                         11,350.64
09/30/09                                                         11,355.55
10/31/09                                                         11,357.98
11/30/09                                                         11,359.24
12/31/09                                                         11,361.87
01/31/10                                                         11,361.97
02/28/10                                                         11,362.06
03/31/10                                                         11,362.15
04/30/10                                                         11,362.25
05/31/10                                                         11,362.70
06/30/10                                                         11,362.92
07/31/10                                                         11,363.02
08/31/10                                                         11,363.12
09/30/10                                                         11,363.21
10/31/10                                                         11,363.31
11/30/10                                                         11,363.40
12/31/10                                                         11,363.52
01/31/11                                                         11,363.61
02/28/11                                                         11,363.70
03/31/11                                                         11,363.79
04/30/11                                                         11,363.89
05/31/11                                                         11,363.98
06/30/11                                                         11,364.07
07/31/11                                                         11,364.17
08/31/11                                                         11,364.27
09/30/11                                                         11,364.37
10/31/11                                                         11,364.46
11/30/11                                                         11,364.55
12/31/11                                                         11,364.76
01/31/12                                                         11,367.65
02/29/12                                                         11,367.74
03/31/12                                                         11,367.84
04/30/12                                                         11,367.93
05/31/12                                                         11,368.03
06/30/12                                                         11,368.12
07/31/12                                                         11,368.22
08/31/12                                                         11,368.32
09/30/12                                                         11,368.41
10/31/12                                                         11,368.50
11/30/12                                                         11,368.60
12/31/12                                                         11,369.15
01/31/13                                                         11,369.24
02/28/13                                                         11,369.33
03/31/13                                                         11,369.43

                                   [END CHART]

                       Data from 3/31/03 through 3/31/13.

The graph illustrates the performance of a hypothetical $10,000 investment in the USAA Tax Exempt Money Market Fund.

Past performance is no guarantee of future results. The cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on reinvested net investment income and realized capital gain distributions or on the redemption of shares. Some income may be subject to federal, state, or local taxes. For seven-day yield information, please refer to the Fund's Investment Overview.

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                                                        INVESTMENT OVERVIEW |  9

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DISTRIBUTIONS TO SHAREHOLDERS

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The following federal tax information related to the Fund's fiscal year ended March 31, 2013, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2014.

The net investment income (which excludes short-term capital gains) distributed by the Fund during the fiscal year ended March 31, 2013, was 100% tax-exempt for federal income tax purposes.

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10  | USAA TAX EXEMPT MONEY MARKET FUND

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TAX EXEMPT MONEY MARKET FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Tax Exempt Money Market Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Tax Exempt Money Market Fund at March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERMST & YOUNG LLP

San Antonio, Texas
May 20, 2013

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                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  11

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PORTFOLIO OF INVESTMENTS

March 31, 2013

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o   CATEGORIES AND DEFINITIONS

    VARIABLE-RATE DEMAND NOTES (VRDNs) -- provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. The effective maturity of these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements.

    PUT BONDS -- provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    ADJUSTABLE-RATE NOTES -- similar to VRDNs in the fact that the interest rate is adjusted periodically to reflect current market conditions. These interest rates are adjusted at a given time, such as monthly or quarterly. However, these securities do not offer the right to sell the security at face value prior to maturity.

    FIXED-RATE INSTRUMENTS -- consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

    CREDIT ENHANCEMENTS -- add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the values of the securities.

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12  | USAA TAX EXEMPT MONEY MARKET FUND

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    The Fund's investments consist of securities meeting the requirements to qualify at the time of purchase as "eligible securities" under the Securities and Exchange Commission (SEC) rules applicable to money market funds. With respect to quality, eligible securities generally consist of securities rated in one of the two highest categories for short-term securities or, if not rated, of comparable quality at the time of purchase. USAA Asset Management Company (the Manager) also attempts to minimize credit risk in the Fund through rigorous internal credit research.

    (INS) Principal and interest payments are insured by Berkshire Hathaway Assurance Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from one of the following: Citibank, N.A., Deutsche Bank A.G., Deutsche Postbank, JPMorgan Chase Bank, N.A., or Wells Fargo & Co.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

    (NBGA) Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guarantee agreement from one of the following: California State Teacher Retirement System, Minnesota General Obligation, Montana Board of Investments Intercap Program, National Rural Utility Corp., or Texas Permanent School Fund.

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                                                  PORTFOLIO OF INVESTMENTS |  13

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o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    ABAG    Association of Bay Area Governments
    CSD     Central School District
    EDA     Economic Development Authority
    EDC     Economic Development Corp.
    IDA     Industrial Development Authority/Agency
    IDB     Industrial Development Board
    IDC     Industrial Development Corp.
    ISD     Independent School District
    MTA     Metropolitan Transportation Authority
    USD     Unified School District

================================================================================

14  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

INVESTMENTS

---------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON         FINAL            VALUE
(000)        SECURITY                                                RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------
             VARIABLE-RATE DEMAND NOTES (77.5%)

             ALABAMA (2.1%)
$10,000      Chatom IDB (NBGA)                                       0.27%       8/01/2041     $   10,000
 11,045      Huntsville (LIQ)(a)                                     0.14        5/01/2015         11,045
  1,610      Huntsville Educational Building Auth.
              (LOC - Branch Banking & Trust Co.)                     0.15       12/01/2022          1,610
 32,500      Tuscaloosa County Port Auth. (LOC - PNC
               Bank, N.A.)                                           0.16       12/01/2031         32,500
                                                                                               ----------
                                                                                                   55,155
                                                                                               ----------
             ARKANSAS (0.2%)
  5,175      Texarkana (LOC - PNC Bank, N.A.)                        0.27        3/01/2021          5,175
                                                                                               ----------
             CALIFORNIA (6.0%)
 10,135      ABAG Finance Auth. for Nonprofit Corps.
               (LOC - KBC Bank, N.V.)                                0.51        5/15/2035         10,135
 15,630      Anaheim Redev. Agency (LIQ) (LOC - Deutsche
               Bank A.G.)(a)                                         0.17        2/01/2031         15,630
 14,825      Educational Facilities Auth. (LIQ)(a)                   0.14        5/01/2017         14,825
 12,255      Golden State Tobacco Securitization Corp. (LIQ)
               (LOC - Deutsche Bank A.G.)(a)                         0.20        6/01/2027         12,255
  8,000      Golden State Tobacco Securitization
               Corp. (INS)(LIQ)(a)                                   0.22       12/01/2037          8,000
 27,590      Grossmont Healthcare District (LIQ)
               (LOC - Deutsche Bank A.G.)(a)                         0.18        7/15/2033         27,590
 13,875      Infrastructure and Economic Dev. Bank
               (LOC - Bank of America, N.A.)                         0.14        7/01/2034         13,875
  3,338      Irvine (LOC - KBC Bank, N.V.)                           0.21        9/02/2032          3,338
 15,731      Irvine (LOC - KBC Bank, N.V.)                           0.21        9/02/2050         15,731
  6,000      Sacramento City Financing Auth. (LIQ)
               (LOC - Deutsche Bank A.G.)(a)                         0.20       12/01/2033          6,000
 18,845      San Jose USD (LIQ)(LOC - Deutsche Bank A.G.)(a)         0.18        6/01/2031         18,845
  2,400      State (INS)(LIQ)(a)                                     0.14        3/01/2014          2,400
 12,550      Statewide Communities Dev. Auth. (LIQ)
               (LOC - Citibank, N.A.)(a)                             0.62       12/14/2016         12,550
                                                                                               ----------
                                                                                                  161,174
                                                                                               ----------
             COLORADO (0.5%)
  6,160      Educational and Cultural Facilities Auth.
               (LOC - Bank of America, N.A.)                         0.16        2/01/2037          6,160
  1,595      El Paso County (LOC - JPMorgan Chase Bank, N.A.)        0.22       11/01/2021          1,595

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

---------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON         FINAL            VALUE
(000)        SECURITY                                                RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------
$ 4,200      Fiddler's Business Improvement District
               (LOC - Key Bank, N.A.)                                0.19%      12/01/2038     $    4,200
    810      Health Facilities Auth. (LOC - JPMorgan
               Chase Bank, N.A.)                                     0.52        1/01/2018            810
    360      Postsecondary Educational Facilities Auth.
               (LOC - JPMorgan Chase Bank, N.A.)                     0.52        4/01/2013            360
                                                                                               ----------
                                                                                                   13,125
                                                                                               ----------
             CONNECTICUT (0.4%)
  9,960      Health and Educational Facilities Auth.
               (LOC - Bank of America, N.A.)                         0.22        7/01/2030          9,960
                                                                                               ----------
             DELAWARE (0.2%)
  6,600      EDA IDA                                                 0.62       12/01/2014          6,600
                                                                                               ----------
             DISTRICT OF COLUMBIA (0.5%)
  3,000      District of Columbia (LOC - Bank of America, N.A.)      0.20        7/01/2022          3,000
 10,000      Metropolitan Washington Airports Auth.
               (LOC - TD Bank, N.A.)                                 0.11       10/01/2039         10,000
                                                                                               ----------
                                                                                                   13,000
                                                                                               ----------
             FLORIDA (5.7%)
  1,200      Jackson County                                          0.17        7/01/2022          1,200
  3,585      Lee County IDA (LOC - Fifth Third Bank)                 0.27        6/01/2025          3,585
 11,230      Miami Health Facilities Auth. (LOC - SunTrust Bank)     0.17        8/01/2026         11,230
  7,100      Miami-Dade County Facilities Auth.
               (LOC - Bank of America, N.A.)                         0.18       12/01/2025          7,100
 31,000      Miami-Dade County IDA
               (LOC - Manufacturers & Traders Trust Co.)             0.17       11/01/2042         31,000
 12,600      Orlando-Orange County Expressway Auth.
               (LOC - SunTrust Bank)                                 0.19        7/01/2040         12,600
  3,075      Palm Beach County (LOC - TD Bank, N.A.)                 0.17        1/01/2034          3,075
 19,305      Peace River (LIQ)(a)                                    0.17       10/01/2013         19,305
 10,000      Pinellas County Health Facilities Auth.
               (LOC - SunTrust Bank)                                 0.17        7/01/2034         10,000
 13,550      Pinellas County Health Facilities Auth.
               (LOC - SunTrust Bank)                                 0.16        7/01/2036         13,550
  9,230      Seminole County IDA (LOC - Fifth Third Bank)            0.23       12/01/2037          9,230
  6,040      UCF Health Facilities Corp. (LOC - Fifth Third Bank)    0.23        7/01/2037          6,040
 16,640      Univ. of North Florida Financing Corp.
               (LIQ)(LOC - Deutsche Bank A.G.)(a)                    0.16       11/01/2027         16,640
  7,845      West Palm Beach Utility System (LIQ)(a)                 0.14        4/01/2014          7,845
                                                                                               ----------
                                                                                                  152,400
                                                                                               ----------
             GEORGIA (2.0%)
 13,000      Appling County Dev. Auth.                               0.16        9/01/2041         13,000
 13,000      Bartow County Dev. Auth.                                0.23       12/01/2032         13,000

================================================================================

16  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

---------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON         FINAL            VALUE
(000)        SECURITY                                                RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------
$22,100      Burke County Dev. Auth.                                 0.15%       7/01/2049     $   22,100
  2,550      Cobb County Dev. Auth. (LOC - Federal Home
               Loan Bank of Atlanta)                                 0.16        2/01/2030          2,550
  2,500      Floyd County Dev. Auth. (LOC - PNC Bank, N.A.)          0.16        4/01/2017          2,500
                                                                                               ----------
                                                                                                   53,150
                                                                                               ----------
             ILLINOIS (7.9%)
 19,645      Chicago (LIQ)(a)                                        0.17        1/01/2015         19,645
  4,200      Dev. Finance Auth.                                      0.17        1/01/2016          4,200
 30,100      Dev. Finance Auth. (LOC - JPMorgan Chase
               Bank, N.A.)(LOC - Northern Trust Co.)                 0.12        2/01/2029         30,100
 22,200      Dev. Finance Auth. (LOC - JPMorgan
               Chase Bank, N.A.)                                     0.15       10/01/2029         22,200
  3,080      Dev. Finance Auth. (LOC - Bank of America, N.A.)        0.41        9/01/2032          3,080
 27,835      Finance Auth. (LOC - JPMorgan Chase Bank, N.A.)         0.13       11/15/2029         27,835
  2,880      Finance Auth. (LOC - Fifth Third Bank)                  0.92        3/01/2031          2,880
 16,650      Finance Auth. (LOC - Fifth Third Bank)                  0.18        6/01/2038         16,650
  6,265      Finance Auth. (LOC - RBS Citizens, N.A.)                0.26        9/01/2043          6,265
  7,515      Finance Auth. (LOC - Fifth Third Bank)                  0.24        1/01/2048          7,515
  4,135      Health Facilities Auth. (LOC - FirstMerit Bank, N.A.)   0.16        8/15/2033          4,135
 12,975      Metropolitan Pier and Exposition Auth. (LIQ)
               (LOC - Deutsche Bank A.G.)(a)                         0.18        6/15/2034         12,975
 23,335      Metropolitan Pier and Exposition Auth. (LIQ)
               (LOC - Deutsche Bank A.G.)(a)                         0.18       12/15/2039         23,335
  3,000      Oak Forest (LOC - Fifth Third Bank)                     0.23        7/01/2024          3,000
  4,350      Skokie Economic Dev. (LOC - Bank of America, N.A.)      0.41       12/01/2014          4,350
  4,249      Springfield Airport Auth.                               0.60       10/15/2016          4,249
 13,390      Village of Morton Grove (LOC - Bank of America, N.A.)   0.21       12/01/2041         13,390
  6,250      Will County (LOC - FirstMerit Bank, N.A.)               0.22        7/01/2034          6,250
                                                                                               ----------
                                                                                                  212,054
                                                                                               ----------
             INDIANA (2.1%)
   6,240     Berne (LOC - Federal Home Loan Bank of
               Indianapolis)                                         0.17       10/01/2033          6,240
  21,350     Dearborn County EDA (LOC - JPMorgan
               Chase Bank, N.A.)                                     0.13        4/01/2036         21,350
   3,845     Dev. Finance Auth. (LOC - Fifth Third Bank)             0.23        2/01/2023          3,845
   4,855     Evansville (LOC - Fifth Third Bank)                     0.23        1/01/2025          4,855
   9,620     Finance Auth. (LOC - Federal Home Loan
               Bank of Indianapolis)                                 0.16        7/01/2029          9,620
   2,795     Finance Auth. (LOC - PNC Bank, N.A.)                    0.17        6/01/2037          2,795
   1,300     Huntington                                              0.19        6/26/2014          1,300
   6,080     Winona Lake (LOC - Key Bank, N.A.)                      0.32        7/01/2031          6,080
                                                                                               ----------
                                                                                                   56,085
                                                                                               ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

---------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON         FINAL            VALUE
(000)        SECURITY                                                RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------
             IOWA (5.0%)
$ 6,850      Chillicothe                                             0.17%       1/01/2023     $    6,850
 12,750      Council Bluffs                                          0.17        1/01/2025         12,750
 10,000      Finance Auth                                            0.14        6/01/2039         10,000
 18,000      Finance Auth.                                           0.17        6/01/2036         18,000
 33,000      Finance Auth.                                           0.17        9/01/2036         33,000
 30,000      Finance Auth. (LOC - U.S. Bank, N.A.)                   0.17       12/01/2042         30,000
  9,500      Louisa County                                           0.14        9/01/2016          9,500
  3,900      Louisa County                                           0.14        3/01/2017          3,900
  4,900      Louisa County                                           0.14       10/01/2024          4,900
    805      Sheldon                                                 0.42       11/01/2015            805
  5,500      Urbandale (LOC - Wells Fargo Bank, N.A.)                0.18       11/01/2020          5,500
                                                                                               ----------
                                                                                                  135,205
                                                                                               ----------
             KANSAS (0.1%)
  2,955      North Newton (LOC - U.S. Bank, N.A.)                    0.15        1/01/2023          2,955
                                                                                               ----------
             Kentucky (0.6%)
    925      Boone County (LOC - JPMorgan Chase Bank, N.A.)          0.22       11/01/2021            925
  2,000      Frankfort                                               0.19        5/07/2014          2,000
  9,975      Georgetown (LOC - Fifth Third Bank)                     0.23       11/15/2029          9,975
    850      Lexington-Fayette Urban County (LOC - JPMorgan
               Chase Bank, N.A.)                                     0.52        7/01/2021            850
  3,015      Lexington-Fayette Urban County (LOC - Federal
               Home Loan Bank of Cincinnati)                         0.37       12/01/2027          3,015
                                                                                               ----------
                                                                                                   16,765
                                                                                               ----------
             LOUISIANA (1.6%)
    955      Environmental Facilities and Community Dev. Auth.
               (LOC - Federal Home Loan Bank of Dallas)              0.16        4/01/2018            955
  1,745      Hammond Area Economic and Industrial Dev.
               District (LOC - Federal Home Loan Bank of Dallas)     0.16        3/01/2033          1,745
  8,125      New Orleans (LOC - Capital One, N.A.)                   0.67        8/01/2024          8,125
  1,545      Public Facilities Auth. (LOC - Federal Home Loan
               Bank of Dallas)                                       0.16       12/01/2014          1,545
 13,995      Public Facilities Auth. (INS)(LIQ)(a)                   0.14        2/15/2015         13,995
  1,100      Public Facilities Auth.                                 0.14        8/01/2017          1,100
  2,505      Public Facilities Auth. (LOC - Capital One, N.A.)       0.67        7/01/2023          2,505
    795      Public Facilities Auth. (LOC - Capital One, N.A.)       0.72        7/01/2023            795
    390      Public Facilities Auth. (LOC - Capital One, N.A.)       0.72        7/01/2023            390
    935      Public Facilities Auth. (LOC - Capital One, N.A.)       0.72        7/01/2027            935
 11,000      St. James Parish                                        0.28       11/01/2040         11,000
                                                                                               ----------
                                                                                                   43,090
                                                                                               ----------

================================================================================

18  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

---------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON         FINAL            VALUE
(000)        SECURITY                                                RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------
             MARYLAND (1.7%)
$ 1,000      Baltimore County IDA                                    0.19%       3/01/2014     $    1,000
 33,240      Health and Higher Educational Facilities Auth.
               (LOC - JPMorgan Chase Bank, N.A.)                     0.13        4/01/2035         33,240
 10,500      Williamsport (LOC - Manufacturers & Traders Trust Co.)  0.17       11/01/2037         10,500
                                                                                               ----------
                                                                                                   44,740
                                                                                               ----------
             MASSACHUSETTS (0.6%)
  7,450      Dev. Finance Agency
               (LOC - Manufacturers & Traders Trust Co.)             0.17        4/01/2041          7,450
  7,450      Dev. Finance Agency (LOC - RBS Citizens, N.A.)          0.24        4/01/2041          7,450
                                                                                               ----------
                                                                                                   14,900
                                                                                               ----------
             MICHIGAN (2.5%)
  3,540      Fremont Hospital Finance Auth.
               (LOC - Fifth Third Bank)                              0.23       11/01/2027          3,540
    330      Higher Education Facilities Auth.
               (LOC - Comerica Bank, N.A.)                           0.21       10/01/2027            330
  1,000      Hospital Finance Auth. (LOC - Fifth Third Bank)         0.24       12/01/2032          1,000
  7,240      Hospital Finance Auth. (LOC - Fifth Third Bank)         0.23        6/01/2035          7,240
  9,695      Huron County (LOC - Fifth Third Bank)                   0.23       10/01/2028          9,695
 28,405      Marquette County (LOC - RBS Citizens, N.A.)             0.27        3/01/2033         28,405
  7,900      Northville EDC (LOC - Fifth Third Bank)                 0.23        5/01/2014          7,900
 10,000      Oakland County EDC (LOC - Fifth Third Bank)             0.23        3/01/2029         10,000
                                                                                               ----------
                                                                                                   68,110
                                                                                               ----------
             MINNESOTA (0.3%)
  2,530      Canby Community Hospital District No.1                  0.42       11/01/2026          2,530
  4,675      Rochester (LOC - Royal Bank of Scotland N.V.)           0.25        4/01/2022          4,675
                                                                                               ----------
                                                                                                    7,205
                                                                                               ----------
             MISSISSIPPI (0.3%)
  9,290      Business Finance Corp. (LOC - Hancock Bank)             1.70       12/01/2036          9,290
                                                                                               ----------
             MISSOURI (2.2%)
  6,950      Health and Educational Facilities Auth.
               (LOC - Commerce Bank, N.A.)                           0.15        7/01/2026          6,950
  7,413      Health and Educational Facilities Auth.
               (LOC - Fifth Third Bank)                              0.23       11/01/2027          7,413
 13,635      Health and Educational Facilities Auth.
               (LOC - Bank of America, N.A.)                         0.16        7/01/2029         13,635
  8,600      Health and Educational Facilities Auth.
               (LOC - Commerce Bank, N.A.)                           0.17       10/01/2032          8,600
  9,835      Health and Educational Facilities Auth.
               (LOC - Bank of Oklahoma, N.A.)                        0.27        7/01/2040          9,835
  8,400      Jackson County IDA (LOC - Commerce Bank, N.A.)          0.15        7/01/2025          8,400

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

---------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON         FINAL            VALUE
(000)        SECURITY                                                RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------
$ 3,810      St. Louis County IDA (LOC - U.S. Bank, N.A.)            0.17%       6/15/2024     $    3,810
                                                                                               ----------
                                                                                                   58,643
                                                                                               ----------
             NEBRASKA (0.4%)
  2,130      Sarpy County                                            0.19        7/01/2013          2,130
 10,000      Washington County                                       0.17       12/01/2040         10,000
                                                                                               ----------
                                                                                                   12,130
                                                                                               ----------
             NEW HAMPSHIRE (0.4%)
 10,000      Business Finance
               (LOC - Landesbank Hessen-Thuringen)                   1.06        9/01/2030         10,000
                                                                                               ----------
             NEW JERSEY (0.4%)
  4,190      EDA (LOC - Bank of America, N.A.)                       0.31       11/01/2027          4,190
  7,685      EDA (LOC - U.S. Bank, N.A.)                             0.14        6/01/2038          7,685
                                                                                               ----------
                                                                                                   11,875
                                                                                               ----------
             NEW MEXICO (0.2%)
  5,000      Hospital Equipment Loan Council
               (LOC - Fifth Third Bank)                              0.27        7/01/2025          5,000
                                                                                               ----------
             NEW YORK (8.7%)
  4,535      Albany IDA (LOC - RBS Citizens, N.A.)                   0.19        7/01/2016          4,535
  9,675      Albany IDA (LOC - Key Bank, N.A.)                       0.19        7/01/2035          9,675
 12,830      Broome County IDA
               (LOC - Manufacturers & Traders Trust Co.)             0.17        7/01/2040         12,830
  2,805      Chautauqua County IDA (LOC - RBS Citizens, N.A.)        0.19        8/01/2027          2,805
  2,750      Chautauqua County IDA
               (LOC - Manufacturers & Traders Trust Co.)             0.15        8/01/2030          2,750
  6,585      Clinton County IDA (LOC - Key Bank, N.A.)               0.19        7/01/2017          6,585
  2,635      Clinton County IDA (LOC - Key Bank, N.A.)               0.19        7/01/2042          2,635
    150      Dormitory Auth. (LOC - Key Bank, N.A.)                  0.19       11/01/2036            150
  5,530      East Rochester Housing Auth.
               (LOC - RBS Citizens, N.A.)                            0.19       12/01/2036          5,530
  2,015      Erie County IDA (LOC - Key Bank, N.A.)                  0.25        9/01/2017          2,015
  2,440      Erie County IDA (LOC - Key Bank, N.A.)                  0.24        6/01/2022          2,440
  4,015      Erie County IDA (LOC - Key Bank, N.A.)                  0.24        3/01/2024          4,015
  2,745      Guilderland IDA (LOC - Key Bank, N.A.)                  0.24        7/01/2032          2,745
  7,300      Housing Finance Agency
               (LOC - Landesbank Hessen-Thuringen)                   0.14       11/01/2037          7,300
 17,300      Long Island Power Auth.
               (LOC - JPMorgan Chase Bank, N.A.)                     0.12        5/01/2033         17,300
  7,910      Monroe County IDA (LOC - RBS Citizens, N.A.)            0.19        7/01/2027          7,910
 24,200      MTA (LOC - KBC Bank, N.V.)                              0.35       11/01/2025         24,200
  2,800      New York City (LIQ)(a)                                  0.13        8/01/2020          2,800
  6,500      New York City (LOC - Bayerische Landesbank)             0.17        8/01/2022          6,500

================================================================================

20  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

---------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON         FINAL            VALUE
(000)        SECURITY                                                RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------
$ 4,900      New York City (LOC - Manufacturers &
               Traders Trust Co.)                                    0.18%      12/01/2040     $    4,900
 10,315      New York City Housing Dev. Corp.
               (LOC - Landesbank Hessen-Thuringen)                   0.15        6/01/2039         10,315
  6,390      New York City IDA (LOC - Key Bank, N.A.)                0.19        7/01/2037          6,390
 26,930      New York City IDA (LOC - Key Bank, N.A.)                0.19        7/01/2038         26,930
  1,600      New York City Transitional Finance Auth. (LIQ)(a)       0.12       11/01/2030          1,600
  9,265      Oneida County IDA (LOC - Manufacturers &
               Traders Trust Co.)                                    0.17        6/01/2030          9,265
  3,585      Onondaga County IDA (LOC - Key Bank, N.A.)              0.19        7/01/2025          3,585
  8,200      Onondaga County IDA
               (LOC - Manufacturers & Traders Trust Co.)             0.17       12/01/2031          8,200
  1,000      Ontario County IDA
               (LOC - Royal Bank of Scotland N.V.)                   0.25        3/01/2028          1,000
  6,995      Ontario County IDA (LOC - Key Bank, N.A.)               0.19        7/01/2030          6,995
 12,550      Ramapo Housing Auth. (LOC - Manufacturers &
               Traders Trust Co.)                                    0.22       12/01/2029         12,550
  2,310      St. Lawrence County (LOC - RBS Citizens, N.A.)          0.19        7/01/2037          2,310
  3,000      Syracuse IDA (LOC - Key Bank, N.A.)                     0.24        1/01/2033          3,000
  7,880      Tompkins County IDA (LOC - Bank of America, N.A.)       0.32        2/01/2037          7,880
  3,705      Utica IDA (LOC - RBS Citizens, N.A.)                    0.19       10/01/2025          3,705
                                                                                               ----------
                                                                                                  233,345
                                                                                               ----------
             OHIO (5.1%)
  7,850      Air Quality Dev. Auth. (LOC - Key Bank, N.A.)           0.23        6/01/2033          7,850
 30,000      Buckeye Tobacco Settlement Finance Auth. (LIQ)
               (LOC - Deutsche Bank A.G.)(a)                         0.37        6/01/2024         30,000
 13,145      Butler County (LOC - Fifth Third Bank)                  0.23        5/15/2036         13,145
  1,450      Cadiz Health Care Facilities Auth.
               (LOC - PNC Bank, N.A.)                                0.62        1/01/2033          1,450
  3,400      Cincinnati and Hamilton County
               (LOC - Fifth Third Bank)                              0.20        9/01/2025          3,400
  1,295      Clermont County (LOC - Fifth Third Bank)                0.23        8/01/2022          1,295
  6,455      Cuyahoga County (LOC - Key Bank, N.A.)                  0.24        6/01/2022          6,455
  8,080      Delaware County (LOC - Fifth Third Bank)                0.23       10/01/2033          8,080
  4,905      Hamilton County (LOC - Fifth Third Bank)                0.27       12/01/2024          4,905
  8,000      Hamilton County (LOC - Fifth Third Bank)                0.23       12/01/2026          8,000
  6,560      Higher Educational Facilities (LOC - Fifth Third Bank)  0.25        9/01/2036          6,560
 21,865      Northeast Regional Sewer District (LIQ)(a)              0.14        5/15/2015         21,865
 11,475      Pike County Health Care Facilities
               (LOC - Bank of America, N.A.)                         0.16       11/01/2033         11,475
  3,590      Pike County Health Care Facilities
               (LOC - Bank of America, N.A.)                         0.16       11/01/2033          3,590
  2,185      Portage County (LOC - JPMorgan Chase Bank, N.A.)        0.19       12/01/2022          2,185

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

---------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON         FINAL            VALUE
(000)        SECURITY                                                RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------
$ 3,060      Summit County (LOC - Fifth Third Bank)                  0.24%      12/01/2029     $    3,060
  2,670      Wayne County (LOC - Fifth Third Bank)                   0.30        9/01/2021          2,670
                                                                                               ----------
                                                                                                  135,985
                                                                                               ----------
             OKLAHOMA (3.5%)
  7,540      Edmond EDA (LOC - Bank of Oklahoma, N.A.)               0.26        6/01/2031          7,540
  8,700      Garfield County Industrial Auth.                        0.28        1/01/2025          8,700
 32,400      Muskogee Industrial Trust(b)                            0.29        1/01/2025         32,400
 36,000      Muskogee Industrial Trust(b)                            0.20        6/01/2027         36,000
 10,500      Tulsa Industrial Auth. (LOC - Bank of Oklahoma, N.A.)   0.33       11/01/2026         10,500
                                                                                               ----------
                                                                                                   95,140
                                                                                               ----------
             OREGON (1.7%)
  6,730      Facilities Auth. (LOC - Bank of the West)               0.32       10/01/2037          6,730
 38,100      Port of Portland (LOC - Bank of
               Tokyo-Mitsubishi UFJ, Ltd.)                           0.27       12/01/2014         38,100
                                                                                               ----------
                                                                                                   44,830
                                                                                               ----------
             PENNSYLVANIA (1.2%)
 14,080      Butler County (LOC - Citizens Bank of Pennsylvania)     0.15       10/01/2042         14,080
  5,250      Chartiers Valley Industrial and Commercial Dev. Auth.   1.10       11/15/2017          5,250
  2,100      Higher Educational Facilities Auth. (LOC - Fulton Bank) 1.25       11/01/2028          2,100
  3,800      Higher Educational Facilities Auth. (LOC - Fulton Bank) 1.25       11/01/2033          3,800
  7,000      Pottstown Boro Educational Facilities Auth.
               (LOC - Manufacturers & Traders Trust Co.)             0.17        8/01/2032          7,000
                                                                                               ----------
                                                                                                   32,230
                                                                                               ----------
             RHODE ISLAND (1.1%)
  6,455      EDC (LOC - RBS Citizens, N.A.)                          0.23       10/01/2034          6,455
 15,705      Health and Educational Building Corp.
               (LOC - RBS Citizens, N.A.)                            0.18        4/01/2036         15,705
  7,145      Health and Educational Building Corp.
               (LOC - RBS Citizens, N.A.)                            0.18       12/01/2036          7,145
                                                                                               ----------
                                                                                                   29,305
                                                                                               ----------
             SOUTH CAROLINA (0.8%)
  3,400      EDA (LOC - Fifth Third Bank)                            0.23        2/01/2028          3,400
 19,460      EDA (LOC - Branch Banking & Trust Co.)                  0.14       12/01/2036         19,460
                                                                                               ----------
                                                                                                   22,860
                                                                                               ----------
             SOUTH DAKOTA (0.6%)
  5,975      Health and Educational Facilities Auth.                 0.42       11/01/2020          5,975
  3,275      Health and Educational Facilities Auth.                 0.42       11/01/2025          3,275
  6,865      Health and Educational Facilities Auth.                 0.42       11/01/2027          6,865
                                                                                               ----------
                                                                                                   16,115
                                                                                               ----------

================================================================================

22  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

---------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON         FINAL            VALUE
(000)        SECURITY                                                RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------
             TENNESSEE (0.8%)
$ 7,100      Hendersonville IDB (LOC - Fifth Third Bank)             0.27%       5/01/2036     $    7,100
  4,860      Metropolitan Government of Nashville and
               Davidson County (LOC - Fifth Third Bank)              0.23       12/01/2024          4,860
  6,410      Sullivan County Health, Educational & Housing
               Facilities Board (LOC - JPMorgan Chase Bank, N.A.)    0.12        9/01/2032          6,410
  2,445      Williamson County IDB (LOC - Fifth Third Bank)          0.27       12/01/2027          2,445
                                                                                               ----------
                                                                                                   20,815
                                                                                               ----------
             TEXAS (2.4%)
 13,300      Atascosa County IDC (NBGA)                              0.25        6/30/2020         13,300
  9,100      Metropolitan Higher Education Auth.
               (LOC - JPMorgan Chase Bank, N.A.)                     0.17        5/01/2019          9,100
  1,800      North Central IDA                                       0.19       10/01/2013          1,800
 15,000      Port Arthur                                             0.15       12/01/2040         15,000
 25,000      Port Arthur                                             0.15        6/01/2041         25,000
                                                                                               ----------
                                                                                                   64,200
                                                                                               ----------
             UTAH (0.7%)
 18,500      Emery County (LOC - JPMorgan Chase Bank, N.A.)          0.12        7/01/2015         18,500
                                                                                               ----------
             VIRGINIA (2.8%)
  1,605      Alexandria IDA (LOC - Bank of America, N.A.)            0.18        7/01/2026          1,605
  7,305      Alexandria IDA (LOC - Branch Banking & Trust Co.)       0.12       10/01/2030          7,305
  1,000      Commonwealth Univ. Health System Auth.
               (LOC - Wells Fargo Bank, N.A.)                        0.13        7/01/2030          1,000
  2,500      Hampton Roads Sanitation District                       0.11       11/01/2041          2,500
  2,995      Henrico County Water and Sewer System (LIQ)(a)          0.14        5/01/2014          2,995
  5,825      Lexington IDA                                           0.12        1/01/2035          5,825
  3,300      Loudoun County IDA                                      0.10        2/15/2038          3,300
  3,950      Madison County IDA (LOC - SunTrust Bank)                0.16       10/01/2037          3,950
    900      Peninsula Ports Auth. (LOC - U.S. Bank, N.A.)           0.14        7/01/2016            900
  8,300      Russell County IDA (LOC - U.S. Bank, N.A.)              0.12        7/01/2038          8,300
  6,400      Small Business Financing Auth.
               (LOC - JPMorgan Chase Bank, N.A.)                     0.11       11/01/2042          6,400
  5,300      Smyth County IDA (LOC - Mizuho
               Corporate Bank, Ltd.)                                 0.12        7/01/2031          5,300
 16,165      Stafford County IDA (LOC - Bank of America, N.A.)       0.15        8/01/2028         16,165
  1,725      State College Building Auth. (LIQ)(a)                   0.13        2/01/2020          1,725
  1,000      State College Building Auth. (LIQ)(a)                   0.14        9/01/2028          1,000
  5,915      Univ. of Virginia (LIQ)(a)                              0.15        6/01/2016          5,915
                                                                                               ----------
                                                                                                   74,185
                                                                                               ----------
             WASHINGTON (0.3%)
  8,960      Housing Finance Commission (LOC - Key Bank, N.A.)       0.19        7/01/2043          8,960
                                                                                               ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

---------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON         FINAL            VALUE
(000)        SECURITY                                                RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------
             WEST VIRGINIA (1.8%)
$ 9,630      Marshall County                                         0.14%       3/01/2026     $    9,630
 39,540      State Hospital Finance Auth. (LOC - Fifth Third Bank)   0.25       10/01/2033         39,540
                                                                                               ----------
                                                                                                   49,170
                                                                                               ----------
             WISCONSIN (1.7%)
  5,535      Health and Educational Facilities Auth.
               (LOC - KBC Bank, N.V.)                                0.22        5/01/2025          5,535
    645      Health and Educational Facilities Auth.
               (LOC - JPMorgan Chase Bank, N.A.)                     0.22        5/01/2026            645
 11,440      Health and Educational Facilities Auth.
               (LOC - KBC Bank, N.V.)                                0.45        3/01/2038         11,440
  1,210      Milwaukee Redevelopment Auth.
               (LOC - JPMorgan Chase Bank, N.A.)                     0.17        5/01/2025          1,210
 20,000      Public Finance Auth. (LOC - Bank of Scotland)           0.19        6/01/2041         20,000
  6,715      Wind Point (LOC - U.S. Bank, N.A.)                      0.24        9/01/2035          6,715
                                                                                               ----------
                                                                                                   45,545
                                                                                               ----------
             WYOMING (0.4%)
 10,000      Platte County (NBGA)                                    0.15        7/01/2014         10,000
                                                                                               ----------
             Total Variable-Rate Demand Notes (cost: $2,078,971)                                2,078,971
                                                                                               ----------

             PUT BONDS (4.9%)

             ALABAMA (1.9%)
 25,000      Mobile IDB                                              0.40        6/01/2034         25,000
 25,000      Mobile IDB                                              0.58        7/15/2034         25,000
                                                                                               ----------
                                                                                                   50,000
                                                                                               ----------
             CALIFORNIA (0.2%)
  6,000      Statewide Communities Dev. Auth.                        0.24        4/01/2037          6,000
                                                                                               ----------
             MONTANA (2.0%)
  9,125      Board of Investments (NBGA)                             0.22        3/01/2017          9,125
 11,775      Board of Investments (NBGA)                             0.22        3/01/2018         11,775
 11,335      Board of Investments (NBGA)                             0.22        3/01/2025         11,335
 12,450      Board of Investments (NBGA)(b)                          0.22        3/01/2028         12,450
  2,450      Board of Investments (NBGA)                             0.22        3/01/2029          2,450
  5,975      Board of Investments (NBGA)                             0.22        3/01/2035          5,975
                                                                                               ----------
                                                                                                   53,110
                                                                                               ----------
             NEW YORK (0.5%)
 15,000      Liberty Dev. Corp.                                      0.25       12/01/2049         15,000
                                                                                               ----------
             TEXAS (0.3%)
  7,030      Dickinson ISD (LIQ)(NBGA)                               0.47        8/01/2037          7,030
                                                                                               ----------
             Total Put Bonds (cost: $131,140)                                                     131,140
                                                                                               ----------

================================================================================

24  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

---------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON         FINAL            VALUE
(000)        SECURITY                                                RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------
             ADJUSTABLE-RATE NOTES (0.5%)

             CALIFORNIA (0.5%)
$14,000      Golden Empire Schools Financing Auth.                   0.57%       5/01/2013     $   14,000
                                                                                               ----------
             Total Adjustable-Rate Notes (cost: $14,000)                                           14,000
                                                                                               ----------

             FIXED-RATE INSTRUMENTS (17.3%)

             CALIFORNIA (1.2%)
  7,000      San Diego                                               0.15        4/03/2013          7,000
  5,000      State (NBGA)(LOC - Wells Fargo Bank, N.A.)              0.14        5/23/2013          5,000
 20,000      State                                                   2.50        6/20/2013         20,091
                                                                                               ----------
                                                                                                   32,091
                                                                                               ----------
             MINNESOTA (2.4%)
  3,000      Aurora ISD (NBGA)                                       1.50        8/09/2013          3,013
  1,965      Blooming Prairie ISD (NBGA)                             1.50        8/07/2013          1,973
  2,300      Deer River ISD (NBGA)                                   1.50        9/27/2013          2,313
 10,000      Duluth ISD (NBGA)                                       1.50        9/20/2013         10,057
  1,000      Ely ISD (NBGA)                                          1.50        8/08/2013          1,004
  2,715      Kimball ISD (NBGA)                                      1.50        9/04/2013          2,729
  3,205      Lake Superior ISD (NBGA)                                1.50        7/30/2013          3,218
  4,100      Milaca ISD (NBGA)                                       1.50        9/17/2013          4,122
  1,265      Moose Lake ISD (NBGA)                                   1.50        9/13/2013          1,271
  1,000      Nashwauk Keewatin ISD (NBGA)                            1.50        8/21/2013          1,005
  2,000      Onamia ISD (NBGA)                                       1.50        9/04/2013          2,010
 11,000      Richfield ISD (NBGA)                                    1.50        9/08/2013         11,056
  3,900      Saint Cloud ISD (NBGA)                                  1.50        8/13/2013          3,917
  5,000      Saint Francis ISD (NBGA)                                1.50        9/07/2013          5,026
  1,530      Upsala ISD (NBGA)                                       1.50        9/12/2013          1,538
  1,200      Wadena Deer Creek ISD (NBGA)                            1.00        9/30/2013          1,204
  1,520      West Central Area ISD (NBGA)                            1.50        8/21/2013          1,527
  5,350      West Saint Paul ISD (NBGA)                              1.25        9/27/2013          5,375
  1,880      Zumbrota Mazeppa ISD (NBGA)                             1.50        9/27/2013          1,891
                                                                                               ----------
                                                                                                   64,249
                                                                                               ----------
             NEW YORK (10.5%)
 10,000      AuSable Valley CSD(c)                                   1.00       10/04/2013         10,026
 12,955      Ballston Spa CSD                                        1.00        6/12/2013         12,969
 12,000      Binghamton School District                              1.00        6/28/2013         12,018
 16,000      Binghamton School District                              1.00        7/25/2013         16,022
  5,000      Canton CSD                                              1.00        7/12/2013          5,005
 11,000      Cortland School District                                1.00        6/28/2013         11,018
 13,500      Cortland School District                                1.00        6/28/2013         13,515
 23,970      Enlarged Troy School District                           1.00       11/20/2013         24,049
 21,366      Kenmore-Tonawanda Union Free School District            1.00        6/28/2013         21,401
 12,280      Lansingburgh CSD                                        1.00        7/12/2013         12,294

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

---------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON         FINAL            VALUE
(000)        SECURITY                                                RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------
$ 9,219      Lockport CSD                                            1.00%       8/08/2013     $    9,235
  9,350      Maine Endwell CSD                                       1.00        6/27/2013          9,361
 11,600      Moravia CSD                                             1.00        6/21/2013         11,611
  2,040      New Rochelle School District                            1.00        1/24/2014          2,049
 15,000      Newburgh CSD                                            1.00        7/12/2013         15,022
  7,703      Owego Apalachin CSD                                     1.00        6/19/2013          7,711
  5,120      Port Byron CSD                                          1.00        7/05/2013          5,125
 15,000      Rome CSD                                                1.00        8/08/2013         15,023
  4,380      Royalton Hartland CSD                                   1.00        6/28/2013          4,384
 11,000      Schoharie County                                        1.50       11/15/2013         11,041
  6,000      Seneca Falls CSD                                        1.00        7/24/2013          6,010
 20,010      Sherburne Earleville CSD                                1.00        6/28/2013         20,034
  9,585      Springville Griffith Institutes                         1.00        6/19/2013          9,595
  5,730      Sullivan County                                         1.00        3/07/2014          5,763
  7,428      Taconic Hills CSD                                       1.00        7/05/2013          7,438
  4,758      Tonawanda School District                               1.00        3/12/2014          4,777
                                                                                               ----------
                                                                                                  282,496
                                                                                               ----------
             TEXAS (2.3%)
  7,500      Houston                                                 0.15        4/04/2013          7,500
 15,000      Houston                                                 0.15        4/09/2013         15,000
 25,000      San Antonio                                             0.15        4/08/2013         25,000
 13,000      San Antonio                                             0.15        4/09/2013         13,000
                                                                                               ----------
                                                                                                   60,500
                                                                                               ----------
             VIRGINIA (0.9%)
 21,700      Univ. of Virginia                                       0.10        4/02/2013         21,700
  2,838      Univ. of Virginia                                       0.13        4/09/2013          2,838
                                                                                               ----------
                                                                                                   24,538
                                                                                               ----------
             Total Fixed-Rate Instruments (cost: $463,874)                                        463,874
                                                                                               ----------

             TOTAL INVESTMENTS (COST: $2,687,985)                                              $2,687,985
                                                                                               ==========

------------------------------------------------------------------------------------------------------
($ IN 000s)                                         VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------
                                          (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                      QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                  IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                         FOR IDENTICAL ASSETS              INPUTS         INPUTS           TOTAL
------------------------------------------------------------------------------------------------------
Variable-Rate Demand Notes                       $-          $2,078,971             $-      $2,078,971
Put Bonds                                         -             131,140              -         131,140
Adjustable-Rate Notes                             -              14,000              -          14,000
Fixed-Rate Instruments                            -             463,874              -         463,874
------------------------------------------------------------------------------------------------------
TOTAL                                            $-          $2,687,985             $-      $2,687,985
------------------------------------------------------------------------------------------------------

================================================================================

26  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2013

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The cost of securities at March 31, 2013, for federal income tax purposes, was $2,687,985,000.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

O   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

    (b) At March 31, 2013, portions of these securities were segregated to cover delayed-delivery and/or when-issued purchases.

    (c) At March 31, 2013, the aggregate market value of securities purchased on a when-issued basis was $10,026,000.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  27

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

March 31, 2013

--------------------------------------------------------------------------------

ASSETS
  Investments in securities (amortized cost approximates market value)          $2,687,985
  Cash                                                                               3,591
  Receivables:
    Capital shares sold                                                              1,782
    USAA Asset Management Company (Note 4D)                                            100
    Interest                                                                         3,126
                                                                                ----------
       Total assets                                                              2,696,584
                                                                                ----------
LIABILITIES
  Payables:
    Securities purchased                                                            10,026
    Capital shares redeemed                                                          2,172
    Dividends on capital shares                                                         17
  Accrued management fees                                                              639
  Accrued transfer agent's fees                                                        273
  Other accrued expenses and payables                                                   99
                                                                                ----------
       Total liabilities                                                            13,226
                                                                                ----------
          Net assets applicable to capital shares outstanding                   $2,683,358
                                                                                ==========
NET ASSETS CONSIST OF:
  Paid-in capital                                                               $2,683,180
  Accumulated net realized gain on investments                                         178
                                                                                ----------
          Net assets applicable to capital shares outstanding                   $2,683,358
                                                                                ==========
  Capital shares outstanding, unlimited number of shares
    authorized, no par value                                                     2,683,172
                                                                                ==========
  Net asset value, redemption price, and offering price per share               $     1.00
                                                                                ==========

See accompanying notes to financial statements.

================================================================================

28  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended March 31, 2013

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                      $ 9,064
                                                                        -------
EXPENSES
   Management fees                                                        7,313
   Administration and servicing fees                                      2,612
   Transfer agent's fees                                                  4,080
   Custody and accounting fees                                              313
   Postage                                                                   54
   Shareholder reporting fees                                                52
   Trustees' fees                                                            10
   Registration fees                                                         44
   Professional fees                                                        146
   Other                                                                     43
                                                                        -------
           Total expenses                                                14,667
   Expenses reimbursed                                                   (5,864)
                                                                        -------
           Net expenses                                                   8,803
                                                                        -------
NET INVESTMENT INCOME                                                       261
                                                                        -------

NET REALIZED GAIN ON INVESTMENTS
   Net realized gain                                                        262
                                                                        -------
   Increase in net assets resulting from operations                     $   523
                                                                        =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  29

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended March 31,

--------------------------------------------------------------------------------

                                                                2013               2012
---------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                   $       261       $       923
  Net realized gain on investments                                262                40
                                                          -----------------------------
    Increase in net assets resulting from operations              523               963
                                                          -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                          (261)             (923)
  Net realized gains                                             (106)              (26)
                                                          -----------------------------
    Distributions to shareholders                                (367)             (949)
                                                          -----------------------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                 1,358,194         1,257,778
  Reinvested dividends                                            363               937
  Cost of shares redeemed                                  (1,315,730)       (1,461,340)
                                                          -----------------------------
    Increase (decrease) in net assets from capital
      share transactions                                       42,827          (202,625)
                                                          -----------------------------
  Net increase (decrease) in net assets                        42,983          (202,611)

NET ASSETS
  Beginning of year                                         2,640,375         2,842,986
                                                          -----------------------------
  End of year                                             $ 2,683,358       $ 2,640,375
                                                          =============================
CHANGE IN SHARES OUTSTANDING
  Shares sold                                               1,358,194         1,257,778
  Shares issued for dividends reinvested                          363               937
  Shares redeemed                                          (1,315,730)       (1,461,340)
                                                          -----------------------------
    Increase (decrease) in shares outstanding                  42,827          (202,625)
                                                          =============================

See accompanying notes to financial statements.

================================================================================

30  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2013

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 50 separate funds. The information presented in this annual report pertains only to the USAA Tax Exempt Money Market Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide investors with interest income that is exempt from federal income tax, with a further objective of preserving capital and maintaining liquidity.

A. SECURITY VALUATION -- The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager). Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Pursuant to Rule 2a-7 under the 1940 Act, securities in the Fund are valued at amortized cost, which approximates market value. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or discounts.

    2. Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith at fair value, using methods determined by the Manager, an affiliate of the Fund, under procedures to stabilize net asset value (NAV) and valuation procedures approved by the Board.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices.

================================================================================

32  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

C. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities using the straight-line method.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. As of March 31, 2013, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $10,026,000; all of which were when-issued securities.

F. EXPENSES PAID INDIRECTLY -- Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. Effective January 1, 2013, the Fund's custodian suspended the bank credit arrangement. For the year ended March 31, 2013, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2012, the Funds were assessed facility fees by CAPCO in the amount of 7.5 basis

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34  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended March 31, 2013, the Fund paid CAPCO facility fees of $17,000, which represents 4.6% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended March 31, 2013.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended March 31, 2013, and March 31, 2012, was as follows:

                                                 2013                    2012
                                              ---------------------------------
Tax-exempt income                             $261,000                 $923,000
Ordinary income*                               106,000                   26,000

As of March 31, 2013, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                         $ 17,000
Undistributed ordinary income*                                           179,000

* Represents short-term realized capital gains, which are taxable as ordinary income.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

Under the Regulated Investment Company Modernization Act of 2010 (the Act) a fund is permitted to carry forward net capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. At March 31, 2013, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended March 31, 2013, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceeding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager carries out the Fund's investment policies and manages the Fund's portfolio pursuant to an Advisory Agreement. The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average net assets for the fiscal year. For the year ended March 31, 2013, the Fund incurred total management fees, paid or payable to the Manager, of $7,313,000.

B. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets. For the year ended March 31, 2013, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $2,612,000.

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36  | USAA TAX EXEMPT MONEY MARKET FUND

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    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2013, the Fund reimbursed the Manager $82,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

C. TRANSFER AGENT's FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended March 31, 2013, the Fund incurred transfer agent's fees, paid or payable to SAS, of $4,080,000.

D. EXPENSE LIMITATION -- The Manager has voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield. The Manager can modify or terminate this arrangement at any time. For the year ended March 31, 2013, the Fund incurred reimbursable expenses of $5,864,000, of which $100,000 was receivable from the Manager.

E. UNDERWRITING SERVICES -- USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(5) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

(6) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                   YEAR ENDED MARCH 31,
                              -------------------------------------------------------------------------------------------
                                    2013              2012                  2011               2010                  2009
                              -------------------------------------------------------------------------------------------
Net asset value at
  beginning of period         $     1.00        $     1.00            $     1.00         $     1.00            $     1.00
                              -------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income              .00(a)            .00(a)                .00(a)             .00(a)                .02
  Net realized and
  unrealized gain                    .00(a)            .00(a)                .00(a)             .00(a)                .00(a)
                              -------------------------------------------------------------------------------------------
Total from investment
  operations                         .00(a)            .00(a)                .00(a)             .00(a)                .02
                              -------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.00)(a)          (.00)(a)              (.00)(a)           (.00)(a)              (.02)
  Realized capital gains            (.00)(a)          (.00)(a)                 -               (.00)(a)              (.00)(a)
                              -------------------------------------------------------------------------------------------
Total distributions                 (.00)(a)          (.00)(a)              (.00)(a)           (.00)(a)              (.02)
                              -------------------------------------------------------------------------------------------
Net asset value at
  end of period               $     1.00        $     1.00            $     1.00         $     1.00            $     1.00
                              ===========================================================================================
Total return (%)*                    .01(d)            .04(c),(d)            .01(d)             .48(b),(d)           1.94
Net assets at
  end of period (000)         $2,683,358        $2,640,375            $2,842,986         $3,331,284            $3,498,914
Ratios to average
  net assets:**
  Expenses (%)(e)                    .34(d)            .42(c),(d)            .49(d)             .52(b),(d)            .51
  Expenses, excluding
    reimbursements (%)(e)            .56               .57(c)                .55                .53(b)                  -
Net investment income (%)            .01               .03                   .01                .47                  1.90

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the iMoneyNet reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2013, average net assets were $2,611,850,000.
(a) Represents less than $0.01 per share.
(b) During the year ended March 31, 2010, SAS reimbursed the Fund $87,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund's total return was less than 0.01%. The reimbursement decreased the Fund's expense ratios by less than 0.01%. This decrease is excluded from the expense ratios above.
(c) During the year ended March 31, 2012, SAS reimbursed the Fund $654,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund's total return was less than 0.01%. The reimbursement decreased the Fund's expense ratios by 0.02%. This decrease is excluded from the expense ratios above.
(d) Effective January 7, 2010, the Manager voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.
(e) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

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38  | USAA TAX EXEMPT MONEY MARKET FUND

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EXPENSE EXAMPLE

March 31, 2013 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2012, through March 31, 2013.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending

================================================================================

                                                           EXPENSE EXAMPLE |  39

================================================================================

account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                  EXPENSES PAID
                                         BEGINNING             ENDING             DURING PERIOD*
                                       ACCOUNT VALUE        ACCOUNT VALUE        OCTOBER 1, 2012 -
                                      OCTOBER 1, 2012       MARCH 31, 2013        MARCH 31, 2013
                                      ------------------------------------------------------------
Actual                                   $1,000.00             $1,000.10               $1.40

Hypothetical
 (5% return before expenses)              1,000.00              1,023.54                1.41

* Expenses are equal to the Fund's annualized expense ratio of 0.28%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 0.01% for the six-month period of October 1, 2012, through March 31, 2013.

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40  | USAA TAX EXEMPT MONEY MARKET FUND

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TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of five Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 50 individual funds. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  41

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1966
Year of Election or Appointment: 2009

President, Financial Advice and Solutions Group, USAA (2/13-present); President and Director of AMCO (01/12-present); President and Director, USAA Investment Management Company (IMCO) and USAA Shareholder Account Services (SAS) (10/09-01/12); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); President and Director of USAA Financial Advisors, Inc. (FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (9/07-9/09); Managing Director Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chairman
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 15 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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42  | USAA TAX EXEMPT MONEY MARKET FUND

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BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over four years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 12 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  43

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cadogan Opportunistic Alternatives Fund, LLC (3/10-present), which is a closed-end fund of funds managed by Cadogan Management, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 9/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2) Member of Executive Committee
   (3) Member of Audit Committee
   (4) Member of Pricing and Investment Committee
   (5) Member of Corporate Governance Committee
   (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
   (+) Mr. Mason was elected as Chair of the Board in January 2012.

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44  | USAA TAX EXEMPT MONEY MARKET FUND

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INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-2/10). Mr. Freund also serves as a director of SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11); Managing Director, AIG Investments, (12/03-01/09).

ADYM W. RYGMYR
Secretary
Born: February 1969
Year of Appointment: 2012

Director, USAA IMCO (08/12-present); Vice President, Financial Advice & Solutions Group General Counsel, USAA (03/12-present); Managing Director and General Counsel, TIAA-CREF (04/04-03/12). Mr. Rygmyr also holds the officer positions of Vice President and Secretary, IMCO, AMCO, and SAS.

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Executive Director Securities Attorney, Financial Advice & Solutions Group General Counsel, USAA (10/12-present); Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-10/12); Reed Smith, LLP, Associate (08/05-11/08). Mr. Whetzel also serves as Assistant Secretary of AMCO and SAS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  45

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ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, AMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present).

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Compliance for Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12).

   (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

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46  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

TRUSTEES                        Daniel S. McNamara
                                Robert L. Mason, Ph.D.
                                Barbara B. Ostdiek, Ph.D.
                                Michael F. Reimherr
                                Paul L. McNamara
--------------------------------------------------------------------------------
ADMINISTRATOR AND               USAA Asset Management Company
INVESTMENT ADVISER              P.O. Box 659453
                                San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                 USAA Investment Management Company
DISTRIBUTOR                     P.O. Box 659453
                                San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                  USAA Shareholder Account Services
                                9800 Fredericksburg Road
                                San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                   State Street Bank and Trust Company
ACCOUNTING AGENT                P.O. Box 1713
                                Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                     Ernst & Young LLP
REGISTERED PUBLIC               100 West Houston St., Suite 1800
ACCOUNTING FIRM                 San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                     Under "My Accounts" on
SELF-SERVICE 24/7               USAA.COM select "Investments,"
AT USAA.COM                     then "Mutual Funds"

OR CALL                         Under "Investments" view
(800) 531-USAA                  account balances, or click
         (8722)                 "I want to...," and select
                                the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

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   =============================================================================
   40859-0513                                (C)2013, USAA. All rights reserved.





ITEM 2.  CODE OF ETHICS.

On September 27, 2012, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 50 funds in all. Only 10 funds of the Registrant have a fiscal year-end of March 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended March 31, 2013 and 2012 were $259,333 and $226,210, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended March 31, 2013 and 2012 were $65,860 and $64,378, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended March 31, 2013 and 2012.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended March 31, 2013 and 2012.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, USAA Asset Management Company (AMCO), and the Funds' transfer agent, SAS, for
March 31, 2013 and 2012 were $387,250 and $378,534, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO in 2013 and 2012 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee: August 31,
2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.


Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.
                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended March 31, 2013

By:*     /s/ Adym Rygmyr
         --------------------------------------------------------------
         Signature and Title:  Adym W. Rygmyr, Secretary

Date:     05/28/2013
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     05/29/2013
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     05/28/2013
         ------------------------------

*Print the name and title of each signing officer under his or her signature.